Exhibit 10.11

Warrant Subscription Agreement

                    , 2008

To the Board of Directors of

North Asia Investment Corporation:

Gentlemen:

The undersigned hereby subscribes for and agrees to purchase 2,125,000 Warrants (“Sponsor’s Warrants”) at $1.00 per Sponsor’s Warrant, each to purchase one ordinary share, par value $0.0001 per share (“Ordinary Share”), of North Asia Investment Corporation, a Cayman Islands company (the “Company”), for an aggregate purchase price of $2,125,000 (“Purchase Price”). The purchase and issuance of the Sponsor’s Warrants shall occur simultaneously with the consummation of the Company’s initial public offering of securities (“IPO”) which is being underwritten by Citigroup Global Markets Inc. The Sponsor’s Warrants will be sold to the undersigned on a private placement basis and not as part of the IPO. Except as set forth herein, the Sponsor’s Warrants shall be identical to the warrants included in the units sold in the IPO.

At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO (“Registration Statement”), the undersigned shall deliver the Purchase Price to Graubard Miller (“GM”) to hold in escrow until the Company consummates the IPO. Simultaneously with the consummation of the IPO, GM shall deposit the Purchase Price into the trust account (“Trust Account”) established by the Company for the benefit of the Company’s public stockholders as described in the Company’s Registration Statement on Form F-1 (File No. 333-148378) under the Securities Act of 1933, as amended (“Registration Statement”), pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Company and Continental Stock Transfer & Trust Company. In the event that the IPO is not consummated within 14 days of the date the Purchase Price is delivered to GM, GM shall return the Purchase Price to the undersigned, including any interest thereon and without deduction or setoff.

The undersigned represents and warrants that it has been advised that the Sponsor’s Warrants (including the underlying Ordinary Shares) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”); that it is acquiring the Sponsor’s Warrants (including the underlying Ordinary Shares) for its account for investment purposes only; that it has no present intention of selling or otherwise disposing of the Sponsor’s Warrants (including the underlying Ordinary Shares) in violation of the securities laws of the United States; that it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act; and that it is familiar with the proposed business, management, financial condition and affairs of the Company.

The undersigned agrees to not (i) offer, sell, contract to sell, hypothecate, grant any option to purchase or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate thereof), directly or indirectly, including the filing (or participation in the filing) of a registration statement (other than as provided for in that certain Registration Rights Agreement between the Company and the undersigned to be executed in connection with the IPO) with the Securities and Exchange Commission (the “Commission”) in respect of, any Sponsor’s Warrants (including the underlying Ordinary Shares), (ii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Sponsor’s Warrants (including the underlying Ordinary Shares), (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Sponsor’s Warrants (or underlying Ordinary Shares) or any securities convertible into or exercisable or exchangeable for Ordinary Shares or such Warrants or other rights to purchase Ordinary Shares or any such securities, whether any such transaction is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any such transaction, until the Company consummates a merger, share exchange, asset acquisition, plan of arrangement, recapitalization, reorganization or other similar business combination with an operating business (“Business Combination”) meeting the requirements set forth in the Registration Statement; provided, however, that the foregoing shall not apply to a disposition (i) to the undersigned’s members upon liquidation of the undersigned, if the undersigned is an entity or (ii) to the Company’s officers, directors and employees and persons affiliated with the undersigned, in each case where the transferees agree to be bound by identical transfer restrictions; provided, however, that in addition to exception (ii) noted above, a permitted transferee that is an individual may transfer his or her Sponsor’s Warrants (i) for estate planning purposes pursuant to a bona fide gift to a member of the undersigned’s immediate family or to a trust, the beneficiary of which is the undersigned or a member of the undersigned’s immediate family, (ii) by virtue of the laws of descent and distribution upon the death of the undersigned and (iii) pursuant to a qualified domestic relations order; provided, further, however, that such transfers may be implemented only if the respective transferee agrees in writing to be bound by the terms and conditions of this Agreement and any other agreement affecting the transferability of the Sponsor’s Warrants (and the underlying Ordinary Shares) to which the undersigned is then bound. The undersigned acknowledges that the certificates for such Sponsor’s Warrants shall contain a legend indicating such restrictions on transferability.

The Company hereby acknowledges and agrees that, in the event the Company calls the Warrants for redemption pursuant to that certain Warrant Agreement to be entered into between the Company and Continental Stock Transfer & Trust Company in connection with the Company’s IPO, the Sponsor’s Warrants shall not be redeemable by the Company so long as such Sponsor’s Warrants are held by the undersigned or permitted transferees of the undersigned. Additionally, the Company shall allow the undersigned (or its permitted transferees) to exercise any Sponsor’s Warrants by surrendering such Sponsor’s Warrants for that number of Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of Ordinary Shares underlying the Sponsor’s Warrant, multiplied by the difference between the exercise price and the “Fair Market Value” (defined below) by (y) the “Fair Market Value” (defined below). The “Fair Market Value” shall mean the average reported last sale price of the Ordinary Shares for the five trading days ending on the trading day prior to the date on which the Sponsor’s Warrants are exercised.

The terms of this agreement and the restriction on transfers with respect to the Sponsor’s Warrants may not be amended without the prior written consent of the undersigned and Citigroup Global Markets Inc.

Very truly yours,

Thomas Chan-Soo Kang

Agreed to:

North Asia Investment Corporation

By:
Name:
Title:

Graubard Miller

By:
Name:
Title:

Citigroup Global Markets Inc.

By:
Name:
Title: